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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 28, 2003

                           DUTCHFORK BANCSHARES, INC.
                           --------------------------
             (Exact name of Registrant as specified in its Charter)

     Delaware                       0-30483                 57-1094236
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(State or other             (Commission File Number)      (IRS Employer
jurisdiction of                                           Identification No.)
incorporation)



1735 Wilson Road, Newberry, South Carolina            29108
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (803) 321-3200
                                                     --------------


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ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
          ---------------------------------------

      Exhibit 99.1   Press Release Dated October 28, 2003

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS
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      On October 28, 2003, DutchFork Bancshares, Inc. announced its financial results for the quarter and year ended September 30, 2003. The press release announcing financial results for the quarter and year ended September 30, 2003 is filed as Exhibit 99.1 and incorporated herein by reference.





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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  DUTCHFORK BANCSHARES, INC.




Date: October 28, 2003            By: /s/ J. Thomas Johnson
                                      --------------------------------------
                                      J. Thomas Johnson
                                      President and Chief Executive Officer